RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related party transactions
The transactions with OneLNG and its subsidiaries for the year ended December 31, 2017 and 2016 consisted of the following:

(in thousands of $)	2017	2016
Management and administrative services revenue	6,463	586

Receivables: The balances with OneLNG and its subsidiaries as of December 31, 2017 and 2016 consisted of the following:

(in thousands of $)	2017	2016
Trading balances due from OneLNG (i)	7,898	719

(i) Trading balances - Receivables and payables with One LNG and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances owing to or due from OneLNG are unsecured, interest-free and intended to be settled in the ordinary course of business.
Transactions with Golar Partners and subsidiaries:

Income (expenses):

(in thousands of $)	2017	2016	2015
Management and administrative services revenue (i)	7,762	4,251	2,949
Ship management fees revenue (ii)	5,903	6,466	7,577
Charter-hire expenses (iii)	(17,423)	(28,368)	(41,555)
Gain on disposals to Golar Partners (iv)	—	—	102,406
Interest income on vendor financing loan (iv)	—	—	4,217
Interest expense on short-term credit facility (v)	—	(122)	(203)
Share options expense recharge (vii)	228	181	297
Interest expense on deposits payable (viii)	(4,622)	(1,967)	—
Total	(8,152)	(19,559)	75,688

Receivables (payables): The balances with Golar Partners and subsidiaries as of December 31, 2017 and 2016 consisted of the following:

(in thousands of $)	2017	2016
Trading balances owing to Golar Partners and subsidiaries (v)	(4,144)	(21,792)
Methane Princess lease security deposit movements (vi)	(3,464)	(2,006)
Deposit payable (viii)	(177,247)	(107,247)
Total	(184,855)	(131,045)

(i) Management and administrative services agreement - On March 30, 2011, Golar Partners entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to Golar Partners certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Golar Partners may terminate the agreement by providing 120 days written notice.

(ii) Ship management fees - Golar and certain of its affiliates charge ship management fees to Golar Partners for the provision of technical and commercial management of Golar Partners' vessels. Each of Golar Partners’ vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by Golar Management. Golar Partners may terminate these agreements by providing 30 days written notice.

(iii) Charter-hire expenses - This consists of the charterhire expenses that we incurred for the charter back from Golar Partners of the Golar Grand in 2015, 2016 and 2017, and for the comparative period in 2015 this also includes the Golar Eskimo.

In connection with the sale of the Golar Grand to Golar Partners in November 2012, we issued an option where, in the event that the charterer did not renew or extend its charter for the Golar Grand beyond February 2015, the Partnership had the option to require us to charter the vessel through to October 2017. In February 2015, the option was exercised. Accordingly, we recognized charterhire costs of $17.4 million, $28.4 million and $28.7 million for the year ended December 31, 2017, 2016 and 2015, respectively, in relation to the Golar Grand. On November 1, 2017, the Golar Grand guarantee concluded.

The above disclosure excludes the net effect of the non-cash credit of $5.1 million, $6.1 million and $3.9 million for the year ended December 31, 2017, 2016 and 2015, respectively. This relates to the Golar Grand guarantee obligation, which includes recognition of a loss on remeasurement in 2017 and 2015, less amortization of the guarantee obligation.

In connection with the sale of the Golar Eskimo in January 2015, we entered into an agreement with Golar Partners to charter back the vessel until June 30, 2015. Accordingly, we recognized charterhire costs of $12.9 million for the year ended December 31, 2015.

In addition, in exchange for entering into the charter back arrangement for the Golar Eskimo we agreed with Golar Partners that should we achieve a favorable renegotiation and extension of the charter with the charterer, which increased the value of the charter sold along with the vessel, Golar Partners would pay additional consideration to us equivalent to any increase in value.  No charter renegotiation took place and no additional consideration was due or paid.

(iv) Gain on disposals - This refers to the gains arising on the disposals of the Golar Eskimo to Golar Partners. This disposal is further described in note 6.

In January 2015, we completed the disposal of our interests in the companies that own and operate the FSRU, the Golar Eskimo, which resulted in a gain on disposal of $102.4 million. To part fund the purchase, we provided Golar Partners with a $220.0 million loan facility which was non-amortizing with a balloon payment due in December 2016 and bore interest at a rate equal to LIBOR plus a blended margin of 2.84%. The loan facility also contained an early repayment incentive fee of up to 1.0% of the loan amount which was called by Golar Partners following early repayment of the loan in November 2015. Resulting in an incentive fee of $1.1 million.

(v) Trading balances - Receivables and payables with Golar Partners and its subsidiaries are comprised primarily of unpaid management fees and expenses for management, advisory and administrative services and may include working capital adjustments in respect of disposals to the Partnership, as well as charterhire expenses. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances owing to or due from Golar Partners and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of Golar Partners, including ship management and administrative service fees due to us. In January 2016, we received funding from Golar Partners in the amount of $30 million for a fixed period of 60 days. Golar Partners charged interest on this balance at a rate of LIBOR plus 5.0%. In November 2015, we received funding from Golar Partners in the amount of $50 million for a fixed period of 28 days. Golar Partners charged interest on this balance at a rate of LIBOR plus 5.0%.

The decrease in trading balances to $4.1 million as of December 31, 2017 from $21.8 million as of December 31, 2016 is mainly attributable to the reduction of charter-hire payables as a result of the expiration of the Golar Grand arrangement in November 2017, discussed in (iii) above, and various settlements made to Golar Partners during the year.

(vi) Methane Princess lease security deposit movements - This represents net advances from Golar Partners since its IPO, which correspond with the net release of funds from the security deposits held relating to a lease for the Methane Princess. This is in connection with the Methane Princess tax lease indemnity provided to Golar Partners under the Omnibus Agreement. Accordingly, these amounts will be settled as part of the eventual termination of the Methane Princess lease.

(vii) Share options expense - This relates to a recharge of share option expense to Golar Partners in relation to share options in Golar granted to certain of Golar Partners directors, officers and employees.

(viii) Interest expense on deposits payable

Expense under Tundra Letter Agreement - In May 2016, we completed the Golar Tundra Sale and received a total cash consideration of $107.2 million. We agreed to pay Golar Partners a daily fee plus operating expenses for the right to use the Golar Tundra from the date the Golar Tundra Sale was closed, until the date that the vessel would commence operations under the Golar Tundra Time Charter. In return, Golar Partners agreed to remit to us any hire income received with respect to the Golar Tundra during that period. It was further agreed that, if for any reason the Golar Tundra Time Charter had not commenced by the 12 month anniversary of the closing of the Golar Tundra Sale, Golar Partners had the right to require that we repurchase the shares of Tundra Corp at a price equal to the purchase price. Accordingly, by virtue of the put option, we continued to consolidate the Golar Tundra for the periods whilst the put option remained in place, thus we have accounted for $2.2 million and $2.0 million as interest expense for the year ended December 31, 2017 and 2016, respectively.

Deferred purchase price - In May 2017, the Golar Tundra had not commenced her charter and, accordingly, Golar Partners elected to exercise the Tundra Put Right to require us to repurchase Tundra Corp at a price equal to the original purchase price. In connection with Golar Partners exercising the Tundra Put Right, we and Golar Partners entered into an agreement pursuant to which we agreed to purchase Tundra Corp from Golar Partners on the date of the closing of the Tundra Put Sale (the "Put Sale Closing Date") in return we will be required to pay an amount equal to $107.2 million (the "Deferred Purchase Price") plus an additional amount equal to 5% per annum of the Deferred Purchase Price (the "Additional Amount"). The Deferred Purchase Price and the Additional Amount shall be due and payable by us on the earlier of (a) the date of the closing of the Hilli Disposal (see below) and (b) March 31, 2018. We agreed to accept the Deferred Purchase Price and the Additional Amount in lieu of a cash receipt on the Put Sale Closing Date in return we have provided Golar Partners with an option (which Golar Partners have exercised) to purchase an interest in Hilli Corp. We have accounted for $1.1 million as interest expense for the year ended December 31, 2017, in relation to the Deferred Purchase Price.

Deposit received from Golar Partners - On August 15, 2017, we entered into a purchase and sale agreement (the "Hilli Sale Agreement") with Golar Partners for the disposal (the "Hilli Disposal") from Golar and affiliates of Keppel and Black & Veatch of common units (the "Disposal Interests") in Golar Hilli LLC. On the closing date of the Hilli Disposal, Golar Hilli LLC will indirectly (via its wholly-owned subsidiary) be the disponent owner of the Hilli. The Disposal Interests represent the equivalent of 50% of the two liquefaction trains, out of a total of four, that are contracted to the Customer under an eight-year LTA. The sale price for the Disposal Interests is $658 million less net lease obligations under the financing facility for the Hilli (the "Hilli Facility"), which are expected to be between $468 and $480 million. Concurrently with the execution of the Hilli Sale Agreement, we received a further $70 million deposit from Golar Partners, upon which we pay interest at a rate of 5% per annum. We have accounted for $1.3 million and $nil as interest expense for the year ended December 31, 2017 and 2016, respectively, in relation to the $70 million deposit from Golar Partners.

The closing of the Hilli Disposal is subject to the satisfaction of certain closing conditions which include, among others, the commencement of commercial operations under the LTA and the related Pre-Closing Contributions.

The transactions with Golar Power and its affiliates for the twelve months ended December 31, 2017 and 2016 consisted of the following:

(in thousands of $)	2017	2016
Management and administrative services revenue	5,711	1,965
Ship management fees income	824	335
Debt guarantee compensation (i)	775	488
Share options expense recharge (ii)	135	—
Total	7,445	2,788

Payables: The balances with Golar Power and its affiliates as of December 31, 2017 and 2016 consisted of the following:

(in thousands of $)	2017	2016
Trading balances due to Golar Power and affiliates (iii)	(935)	(4,442)
Total	(935)	(4,442)

(i) Debt guarantee compensation - In connection with the closing of the Golar Power and Stonepeak transaction, Golar Power entered into agreements to compensate Golar in relation to certain debt guarantees (as further described under the subheading "Guarantees and other") relating to Golar Power and subsidiaries. This compensation amounted to an aggregate of $0.8 million and $0.5 million income for the year ended December 31, 2017 and 2016, respectively.

(ii) Share options expense - This relates to a recharge of share option expense to Golar Power in relation to share options in Golar granted to certain of Golar Power's directors, officers and employees.

(iii) Trading balances - Receivables and payables with Golar Power and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances owing to or due from Golar Power and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business.

Net revenues (expenses): The transactions with other related parties for the years ended December 31, 2017, 2016 and 2015 consisted of the following:

(in thousands of $)	2017	2016	2015
Golar Wilhelmsen (i)	—	—	(2,246)
The Cool Pool (ii)	59,837	32,254	1,992
Magni Partners (iii)	(260)	(4,282)	—
Total	59,577	27,972	(254)

Receivables (Payables): The balances with other related parties as of December 31, 2017 and 2016 consisted of the following:

(in thousands of $)	2017	2016
The Cool Pool (ii)	14,004	3,490
Magni Partners (iii)	6	(137)
Total	14,010	3,353

(i) As of September 4, 2015, pursuant to the acquisition of the remaining 40% interest, we held a 100% ownership interest in Golar Wilhelmsen, thus making it a controlled and fully consolidated subsidiary from that date. Previous to that we held a 60% ownership interest in Golar Wilhelmsen, which we accounted for using the equity method. Golar Wilhelmsen recharges management fees in relation to provision of technical and ship management services. Accordingly, from September 4, 2015, these management fees are eliminated on consolidation.

(ii) The Cool Pool - For the year ended December 31, 2017 we recognized net income of $59.8 million from our participation in the Cool Pool. Trade accounts receivable includes amounts due from the Cool Pool, amounting to $14.0 million as of December 31, 2017 (December 31, 2016: $3.5 million).

The table below summarizes our net earnings (impacting each line item in our consolidated statement of operations) generated from our participation in the Cool Pool:

(in thousands of $)	2017	2016
Time and voyage charter revenues	77,975	37,345
Time charter revenues - collaborative arrangement	28,327	13,730
Voyage, charter-hire expenses and commission expenses	(7,683)	(7,681)
Voyage, charter-hire and commission expenses - collaborative arrangement	(38,781)	(11,140)
Net income from the Cool Pool	59,838	32,254

(iii) Magni Partners - Tor Olav Trøim is the founder of, and partner in, Magni Partners Limited, a privately held UK company, and is the ultimate beneficial owner of the company. Pursuant to a management agreement between Magni Partners Limited and a Golar subsidiary, for the year ended December 31, 2017 Golar was recharged $0.3 million for services provided on behalf of our affiliates. In December 31, 2016, Golar was recharged $3.9 million (this includes $3.0 million in relation to the transaction with Golar Power, which has been recorded as part of the loss on disposal of Golar Power in the income statement) for advisory services from a partner and director of Magni Partners Limited, other than Mr Trøim. In addition, Golar was recharged $0.1 million for travel relating to certain board members and $0.3 million for other travel and out of pocket expenses. All charges have been recharged to Golar at cost.